Exhibit 99.2

BENEFICIAL  BANCORP, INC.

Introductory Note to Unaudited Pro Forma Condensed Combined Consolidated Financial Information

The following unaudited pro forma condensed combined financial information and explanatory notes show the impact on the historical financial positions and results of operations of Beneficial Bancorp, Inc. (“Beneficial”) and Conestoga Bank. (“Conestoga”) and have been prepared to illustrate the effects of the merger of Conestoga with and into Beneficial as the surviving corporation (collectively the “Merger”), under the acquisition method of accounting with Beneficial treated as the acquirer. (Please see the “Explanatory Note” included in the beginning of this Current Report Amendment No. 1 on Form 8-K/A.)

Under the acquisition method of accounting, the assets and liabilities of Conestoga as of April 14, 2016, the effective date of the Merger, were recorded by Beneficial at their respective fair values and the excess of the Merger consideration over the fair value of Conestoga’s net assets was allocated to goodwill. The unaudited pro forma condensed combined balance sheet as of March 31, 2016 is presented as if the Merger with Conestoga had occurred on March 31, 2016. The unaudited pro forma condensed combined income statements for the three months ended March 31, 2016 and year ended December 31, 2015, respectively, are presented as if the Merger had occurred on January 1, 2015 and January 1, 2016, respectively. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the Merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined at the beginning of the periods presented. The adjustments included in these unaudited pro forma condensed combined financial statements are preliminary and may be revised. The unaudited pro forma condensed combined financial information also does not consider any potential impacts of potential revenue enhancements, anticipated cost savings and expense efficiencies, or asset dispositions, among other factors. As explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial information, the pro forma allocation of purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment. Adjustments may include, but not be limited to, changes in (i) total Merger related expenses if implementation costs vary from currently estimated amounts; (ii) the underlying values of assets and liabilities if market conditions differ from current assumptions; or (iii) if information unknown as of the completion of the Merger becomes known.

The unaudited pro forma condensed combined financial information is provided for informational purposes only. The unaudited pro forma condensed combined financial information is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma condensed combined financial information and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma condensed combined financial statements should be read together with:

•                  The accompanying notes to the unaudited pro forma condensed combined financial information;

•                  Beneficial’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three months ended March 31, 2016 included in Beneficial ‘s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed on April 28, 2016;

•                  Beneficial’s separate historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2015 included in Beneficial ‘s Annual Report on Form 10-K for the year ended December 31, 2015 filed on February 26, 2016; and

•                  Conestoga’s separate unaudited historical consolidated financial statements and accompanying notes as of March 31, 2016 and three months ended March 31, 2016 and year ended December 31, 2015 included with this Form 8-K/A.

Beneficial Bancorp, Inc. and Conestoga Bank

Unaudited Pro Forma Consolidated Condensed

Combined Balance Sheet as of March 31, 2016

(In thousands)

	Historical		Pro Forma		Pro Forma
	Beneficial	Conestoga	Adjusments		Combined

ASSETS:
Cash and Cash Equivalents:
Cash & due from banks	$40,381	$7,950	$(16,122	)(a)	$48,331
Overnight investments	71,384	20,271	(91,655	)(a)	0
Total cash and cash equivalents	111,765	28,221	(107,777)		32,209

Investment Securities:
Available for sale (amoritzed cost of $632,431 at March 31, 2016, respectively)	582,402	59,937	(432	)(b)	641,907
Held to maturity (estimated fair value of $683,884 at March 31, 2016, respectively)	673,222	—			673,222
Federal Home Loan Bank stock	8,786	636			9,422
Total investment securities	1,264,410	60,573			1,324,983

Loans:	3,151,785	530,419	(14,356	)(c)	3,667,848
Allowance for loan losses	(45,234)	(5,812)	5,812	(d)	(45,234)
Net loans	3,106,551	524,607	(8,544)		3,622,614

Accrued Interest Receivable	14,794	1,656			16,450

Bank Premises and Equipment, net	72,465	8,146	(1,393	)(e)	79,218

Other Assets:
Bank owned life insurance	121,973	14,315	(2	)(f)	136,286
Goodwill	65,095	—	46,164	(g)	111,259
Other intangibles	3,915	—	5,626	(h)	9,541
Other assets	53,726	17,969	798	(i)	72,493
Total other assets	244,709	32,284	52,586		329,579

TOTAL ASSETS	$4,814,694	$655,487	$(65,560)		$5,404,621

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Non-interest bearing deposits	$409,716	$105,696	$		$515,412
Interest bearing deposits	3,100,774	472,949	415	(j)	3,574,138
Total deposits	3,510,490	578,645	415		4,089,550
Borrowed funds	190,410	5,929			196,339
Other liabilities	67,206	5,518	(1,547	)(k)	71,177
Total liabilities	3,768,106	590,092	(1,132)		4,357,066

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—			—
Common stock	831	—			831
Additional paid-in capital	789,978	108,170	(108,170	)(l)	789,978
Unearned common stock held by ESOP	(31,397)	—			(31,397)
Retained Earnings (partially restricted)	387,974	(41,518)	42,484	(m)	388,940
Accumulated other comprehensive income, net	(18,562)	(1,258)	1,258	(n)	(18,562)
Treasury Stock, at cost	(82,236)	—			(82,236)
Total Stockholders’ Equity	1,046,588	65,394	(64,428)		1,047,554

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,814,694	$655,487	$(65,560)		$5,404,621

See Notes to the Unaudited Pro Forma Consolidated Condensed Combined Financial Statements.

Beneficial Bancorp, Inc. and Conestoga Bank

Unaudited Pro Forma Consolidated Condensed

Combined Statement of Operations

For the Three Months Ended March 31, 2016

(In thousands)

	Historical		Pro Forma		Pro Forma
	Beneficial	Conestoga	Adjustements		Combined
INTEREST INCOME:
Interest and fees on loans	$29,990	$6,353	$267	(o)	$36,610

Interest on overnight investments	259	7			266

Interest and dividends on investment securities:
Taxable	6,360	298			6,658
Tax-exempt	325	—			325
Total interest income	36,934	6,658	267		43,859

INTEREST EXPENSE:
Interest on deposits:
Interest bearing checking accounts	466	30			496
Money market and savings deposits	1,322	274			1,596
Time deposits	1,628	460	(15	)(p)	2,073
Total	3,416	764	(15)		4,165

Interest on borrowed funds	1,278	21			1,299

Total interest expense	4,694	785			5,479

Net interest income	32,240	5,873			38,113

Provision for loan losses	—	75			75

Net interest income after provision for loan losses	32,240	5,798			38,038

NON-INTEREST INCOME:
Insurance and advisory commission and fee income	1,990	—			1,990
Service charges and other income	3,385	686			4,071
Mortgage banking income	(28)	—			(28)
Net gain on sale of SBA Loans	—	193			193
Gains on sale of investment securities	(4)	823			819
Total non-interest income	5,343	1,702			7,045

NON-INTEREST EXPENSES:
Salaries and employee benefits	15,817	3,548			19,365
Occupancy	2,293	664			2,957
Depreciation, amortization and maintenance	2,317	215			2,532
Marketing	913	91			1,004
Amortization of Intangibles	474	18	141	(q)	633
FDIC Insurance	553	105			658
Merger and restructuring charges	838	821	(1,659	)(r)	—
Professional Fees	1,029	270			1,299
Classified Loan and OREO related expense	292	61			353
Other	5,807	832			6,639
Total non-interest expense	30,333	6,625	(1,518)		35,440

INCOME BEFORE INCOME TAXES	7,250	875	1,800		9,925

INCOME TAX EXPENSE	2,227	464	630	(s)	3,321

NET INCOME	$5,023	$411	$1,170		$6,604

EPS - Basic	$0.07				$0.09
EPS - Diluted	$0.07				$0.09
Average common shares outstanding - Basic	76,162,515				76,162,515
Average common shares outstanding - Basic	76,993,671				76,993,671

See Notes to the Unaudited Pro Forma Consolidated Condensed Combined Financial Statements.

Beneficial Bancorp, Inc. and Conestoga Bank

Unaudited Pro Forma Consolidated Condensed

Combined Statement of Operations

For the Year Ended December 31, 2015

(In thousands)

	Historical		Pro Forma		Pro Forma
	Beneficial	Conestoga	Adjustements		Combined
INTEREST INCOME:
Interest and fees on loans	$111,879	$24,775	$1,066	(o)	$137,720

Interest on overnight investments	758	13			771

Interest and dividends on investment securities:
Taxable	29,151	2,738			31,889
Tax-exempt	1,551	—			1,551
Total interest income	143,339	27,526	1,066		171,931

INTEREST EXPENSE:
Interest on deposits:
Interest bearing checking accounts	1,615	105			1,720
Money market and savings deposits	5,280	1,009			6,289
Time deposits	7,156	1,943	(61	)(p)	9,038
Total	14,051	3,057	(61)		17,047

Interest on borrowed funds	5,066	312			5,378

Total interest expense	19,117	3,369			22,486

Net interest income	124,222	24,157			148,379

Provision for loan losses	(3,600)	1,300			(2,300)

Net interest income after provision for loan losses	127,822	22,857			150,679

NON-INTEREST INCOME:
Insurance and advisory commission and fee income	6,796	—			6,796
Service charges and other income	16,780	2,899			19,679
Mortgage banking income	727	—			727
Net gain on sale of SBA Loans	—	1,327			1,327
Gains on sale of investment securities	(19)	1,369			1,350
Total non-interest income	24,284	5,595			29,879

NON-INTEREST EXPENSES:
Salaries and employee benefits	62,970	11,588			74,558
Occupancy	9,201	2,580			11,781
Depreciation, amortization and maintenance	9,026	896			9,922
Marketing	3,806	464			4,270
Amortization of Intangibles	1,883	112	563	(q)	2,558
FDIC Insurance	2,142	702			2,844
Merger and restructuring charges	753	408	(1,161	)(r)	—
Professional Fees	4,449	1,075			5,524
Classified Loan and OREO related expense	1,192	201			1,393
Other	23,066	3,150			26,216
Total non-interest expense	118,488	21,176	(598)		139,066

INCOME BEFORE INCOME TAXES	33,618	7,276	1,725		42,619
INCOME TAX EXPENSE	10,725	1,982	604	(s)	13,311

NET INCOME	$22,893	$5,294	$1,121		$29,308

EPS - Basic	$0.29				$0.37
EPS - Diluted	$0.29				$0.37
Average common shares outstanding - Basic	78,513,929				78,513,929
Average common shares outstanding - Basic	79,276,984				79,276,984

See Notes to the Unaudited Pro Forma Consolidated Condensed Combined Financial Statements.

Notes to the Unaudited Pro Forma Consolidated Condensed Combined Financial Statements

Note 1 - Basis of Presentation

The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position or results of operation that would have resulted had the merger been consummated as of or for the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company.

The unaudited pro forma consolidated financial information reflects the application of the acquisition method of accounting. Under this method, the assets and liabilities of Conestoga Bank will be recorded at their estimated fair values at the effective time. As described in the accompanying notes, the estimated fair values of the assets and liabilities of Conestoga Bank have been combined with the historical carrying amounts of the assets and liabilities of Beneficial. However, changes to pro forma adjustments reflected herein are expected as valuations of assets and liabilities are completed and additional information becomes available. Accordingly, the final combined amounts will differ from the pro forma combined amounts presented herein.

The unaudited pro forma consolidated condensed combined statement of operations for the three months ended March 31, 2016 gives effect to the merger as if the merger had been consummated on January 1, 2016. The unaudited pro forma consolidated condensed combined statement of operations for the year ended December 31, 2015 gives effect to the merger as if the merger occurred on January 1, 2015.  The unaudited pro forma consolidated condensed combined balance sheet assumes the merger was consummated on March 31, 2016. Certain reclassifications have been included in the unaudited pro forma consolidated condensed combined balance sheet and unaudited pro forma consolidated condensed combined statements of operations to conform the presentation.

Note 2 — Pro Forma Merger Adjustments

The following pro forma merger adjustments have been reflected in the unaudited pro forma condensed combined financial information.  All taxable adjustments were calculated using a 35% tax rate to arrive at deferred tax asset or liability adjustments.  All adjustments are based on current assumptions and valuations, which are subject to change.

Combined Balance Sheet

Pro Forma Adjustments

(in thousands)

(a)	Adjustments to cash and cash equivalents
	Cash paid for purchase of Conestoga Bank	$(105,000)
	Cash paid to certain officers and directors	(2,777)
		$(107,777)

(b)	Adjustments to investment securities available for sale
	To reflect the fair value of acquired investment securities	$(432)

(c)	Adjustments to loans
	To reflect fair value adjustment of loans associated with credit	$(18,618)
	To reflect fair value adjustment of loans associated with interest rate	4,262
		$(14,356)
(d)	Adjustment to allowance for loan losses
	To remove Conestoga Bank’s allowance for loan losses at the merger date as the credit risk is accounted for in the fair value adjustement in “c” above.	$5,812

(e)	Adjustment to bank premises and equipment
	To relect fair value of Conestoga Bank’s bank premises and equipment	$(1,393)

(f)	Adjustment to bank owned life insurance
	To relect fair value of Conestoga Bank’s bank owned life insurance	$2

(g)	Adjustment to goodwill
	To relect the difference between the consideration transferred and the estimated fair value of assets acquired in the merger	$46,164

(h)	Adjustment to other intangibles
	To record the core deposit intangible created as a result of the merger	$5,626

(i)	Adjustment to other assets
	To reflect the fair value of servicing rights	$693
	To reflect the fair value of real estate owned	(324)
	To reflect increase in deferred tax assets as a result of the merger	2,416
	Prepaids and other miscellaneous asset adjustments	(1,987)
		$798

Combined Income Statements

Pro Forma Adjustments

(in thousands)

(j)	Adjustment to time deposits
	To reflect estimated fair value of Conestoga Bank’s time deposits at merger date	$(415)

(k)	Adjustment to other liabilities
	To remove deferred rent recorded on operating leases	$(880)
	To adjust for merger costs incurred during the period	(966)
	Miscellaneous accruals and other liability adjustments	299
		$(1,547)

(l)	Adjustment to additional paid-in capital
	To eliminate Conestoga Bank’s additional paid-in capital as a result of the merger	$(108,170)

(m)	Adjustment to retained earnings
	To eliminate Conestoga Bank’s retained earnings as a result of the merger	$41,518
	To adjust for merger costs incurred during the period	966
		$42,484

(n)	Adjustment to accumulated other comprehensive income (AOCI)
	To eliminate Conestoga Bank’s AOCI as a result of the merger	$1,258

		For the Three Months Ended March 31, 2016	For the Year Ended December 31, 2015

(o)	Adjustment to loan interest income
	To reflect accretion of loan discount from fair value adjustment over the estimated three year average life	$267	$1,066

(p)	Adjustment to deposit interest expense
	To reflect amortization of time deposit premium from fair value adjustment over an estimated five year remaining life	$(15)	$(61)

(q)	Adjustment to amortization of intangibles
	To reflect amortization of core deposit intangibles on an accelerated basis over an estimated ten years	$141	$563

(r)	Adjustment to merger and restructuring charges
	To reflect the removal of merger and restructuring charges associated with the acquisition of Conestoga Bank	$(1,659)	$(1,161)

(s)	Adjustment to income tax provision
	To reflect income tax effect of the pro forma adjustments using Beneficial’s statutory tax rate of 35%	$630	$604